Execution Version

SUPPLEMENTAL INDENTURE
WILLIAM SCOTSMAN INTERNATIONAL, INC.
as Issuer
and
THE GUARANTORS PARTY HERETO

7.875% SENIOR SECURED NOTES DUE 2022

SUPPLEMENTAL INDENTURE
DATED AS OF AUGUST 3, 2018

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Trustee and Collateral Agent

This SUPPLEMENTAL INDENTURE, dated as of August 3, 2018, is by and among William Scotsman International, Inc. a Delaware corporation (the “Company”), each of the parties identified under the caption “Guarantors” on the signature page hereto (the “Guarantors”), Deutsche Bank Trust Company Americas, as trustee (in such capacity and not in its individual capacity, the “Trustee”) and Deutsche Bank Trust Company Americas, as collateral agent (in such capacity and not in its individual capacity, the “Collateral Agent”).
RECITALS
WHEREAS, the Company, the Trustee and the Collateral Agent entered into an Indenture, dated as of November 29, 2017 (as amended or supplemented prior to the date hereof, the “Indenture”), pursuant to which the Company initially issued $300,000,000 in principal amount of 7.875% Senior Secured Notes due 2022 (the “Notes”).
WHEREAS, Section 9.1(1) of the Indenture provides that the Company, the Guarantors, the Trustee and the Collateral Agent may supplement the Indenture in order to, among other things, cure any omission or mistake, without the consent of the Holders; and
WHEREAS, as described in the Offering Memorandum, the guarantee to be provided by WillScot Equipment II, LLC was to be subordinated to its obligations under the ABL Credit Facility but such subordination provisions were not included due to a scrivener’s error;
WHEREAS, all acts and procedures prescribed by the Indenture to make this Supplemental Indenture a legally valid and binding instrument on the Company, the Guarantors, the Trustee and the Collateral Agent, in accordance with its terms, have been duly done and performed;
NOW, THEREFORE, in compliance with the provisions of the Indenture and in consideration of the above premises, the Company, the Guarantors, the Trustee and the Collateral Agent covenant and agree for the equal and proportionate benefit of the respective Holders of the Notes as follows:
This Supplemental Indenture is supplemental to the Indenture and does and shall be deemed to form a part of, and shall be construed in connection with and as part of, the Indenture for any and all purposes.
This Supplemental Indenture shall become effective immediately upon its execution and delivery by each of the Company, the Guarantors, the Trustee and the Collateral Agent.
Section 11 of the Indenture is hereby amended by adding a new Section 11.9 as follows:
“Section 11.9    Subordination of WillScot Equipment II, LLC’s Guarantee.
Anything herein to the contrary notwithstanding, each of the Issuer and the Guarantors, for itself and its successors, and each Holder agrees that the payment by WillScot Equipment II, LLC (“Willscot Equipment”) of all Obligations with respect to its Note Guarantee is subordinated in right of payment to the prior payment in full in cash of all Obligations under the ABL Credit Facility. The Trustee is authorized and shall take such action as may be necessary or appropriate to effectuate the subordination as provided in this Section 11.9. No provision of this Section 11.9 shall prevent the occurrence of any Default or Event of Default hereunder.
Upon any payment or distribution of the assets of the Willscot Equipment to creditors upon a total or partial liquidation or a total or partial dissolution of Willscot Equipment or in a reorganization of or similar proceeding relating to Willscot Equipment or its property the holders of Obligations under the ABL Credit Facility shall be entitled to receive payment in full in cash before Holders of the Notes shall be entitled to receive any payment with respect to the assets of Willscot Equipment.”

Except as specifically modified herein, the Indenture and the Notes are in all respects ratified and confirmed (mutatis mutandis) and shall remain in full force and effect in accordance with their terms with all capitalized terms used herein without definition having the same respective meanings ascribed to them as in the Indenture.
Except as otherwise expressly provided herein, no duties, responsibilities or liabilities are assumed, or shall be construed to be assumed, by the Trustee or the Collateral Agent by reason of this Supplemental Indenture. This Supplemental Indenture is executed and accepted by the Trustee and the Collateral Agent subject to all the terms and conditions set forth in the Indenture with the same force and effect as if those terms and conditions were repeated at length herein and made applicable to the Trustee and the Collateral Agent with respect hereto.
No past, present or future director, officer, employee, incorporator, stockholder, partner, member or joint venturer of the Company or any Guarantor, as such, shall have any liability for any obligations of the Company or any Guarantor under the Notes, any Note Guarantees, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.
NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE.
The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of such executed copies together shall represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.
[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed, all as of the date first written above.

WILLIAMS SCOTSMAN INTERNATIONAL, INC.,
as Issuer

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN HOLDINGS CORP.,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLSCOT EQUIPMENT II LLC,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

WILLIAMS SCOTSMAN INC.,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

NEW ACTON MOBILE INDUSTRIES LLC,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

[Signature Page to Supplemental Indenture]

ACTON MOBILE HOLDINGS, LLC,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

ONSITE SPACE LLC,
as a Guarantor

By:	/s/ Timothy D. Boswell
Name: Timothy D. Boswell
Title: Chief Financial Officer

[Signature Page to Supplemental Indenture]

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Trustee

By:	/s/ Annie Jaghatspanyan
Name: Annie Jaghatspanyan
Title: Vice President

By:	/s/ Irina Golovashchuk
Name: Irina Golovashchuk
Title: Vice President

[Signature Page to Supplemental Indenture]